UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2008

AVANTAIR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	1635240
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762
(Address of Principal Executive Offices)

Registrant's telephone number, including area code _______(727) 539-0071________

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On July 31, 2008, Avantair, Inc. (the "Company") entered into two Floor Plan Finance Agreements (each, an “Agreement” and collectively "the Agreements"), pursuant to which MidSouth Services, Inc. (the “Lender”) has agreed to extend credit to the Company in an amount not to exceed $5,345,000 under each Agreement ($10,690,000 in total for the Agreements), for an initial term of three (3) months for each Agreement. Indebtedness under the Agreements will be used by the Company to fund the purchase of new Piaggio P-180 aircraft. The Company shall have the sole option to renew the Agreements for three (3) consecutive additional one (1) month terms at the expiration of the initial term. The effective dates of the two Agreements are July 31, 2008, and August 1, 2008, respectively.  The Company has agreed to pay to the Lender a monthly fee of $75,000 under each Agreement.

In connection with the entry into the Agreements, on July 31, 2008, the Company repaid the entire principal amount of the $5,200,000 promissory note entered into on May 29, 2008 between the Company and Century Bank.  On the same date, the Company also terminated the prior Floor Plan Finance Agreement dated February 21, 2008 between the Company and the Lender.

The foregoing description of the Agreements is qualified by reference to the full text of the Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of a Registrant.

Reference is made to Item 1.01 of this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

10.1 Floor Plan Finance Agreement, dated July 31, 2008, between the Registrant and Midsouth Services, Inc. with an effective date of July 31, 2008.
10.2 Floor Plan Finance Agreement, dated July 31, 2008, between the Registrant and Midsouth Services, Inc. with an effective date of August 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: August 5, 2008	By:	/s/ Steven Santo
Steven Santo
Chief Executive Officer (Authorized Officer and Principal Executive Officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Floor Plan Finance Agreement, dated July 31, 2008, between the Registrant and Midsouth Services, Inc. with an effective date of July 31, 2008.

10.2	Floor Plan Finance Agreement, dated July 31, 2008, between the Registrant and Midsouth Services, Inc. with an effective date of August 1, 2008.

Floor Plan Finance Agreement between the Registrant and Midsouth Services, Inc. with an effective date of July 31, 2008.